Exhibit 10.23

NetREIT, Inc.

Restricted Stock Agreement

1.        Grant of Shares.  Under this Restricted Stock Agreement (the “Agreement”), NetREIT, Inc. (“NetREIT, Inc.” or the “Company”) hereby grants the Shares to the Grantee (the “Recipient”) on the Grant Date. The Grant includes the following terms:

Grantee:

Grant Number:

Number of Shares:	shares of Common Stock

Grant Date:

Vesting Commencement Date:

Fair Value Price per Share:	$[ ]

Fair Value at Date of Grant	$[ ] per Share

2.        Restricted Stock under Plan.  The Shares are being issued pursuant to and subject to the terms and conditions of the NetREIT, Inc. 1999 Flexible Incentive Plan, as it may be amended from time to time (the “Plan”). The Plan is incorporated herein by reference. Unless otherwise stated, the terms used in this Agreement shall have the meanings set forth in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Restricted Stock Agreement, the terms and conditions of the Plan shall prevail. A copy of the Plan is available at NetREIT, Inc.’s business offices and a copy will be provided to Recipient upon request.

3.        Issuance and Share Certificates.  The Shares shall be issued as of the Grant Date, in book form, subject to the terms and conditions of this Agreement. One or more Certificates will be issued upon Recipient’s request only for Shares which are fully vested under this Agreement. As a condition to receiving the Shares, Recipient shall execute such endorsements of the Certificates as NetREIT, Inc. may from time to time request to effect the provisions of this Agreement.

4.        Vesting of Shares.  So long as Recipient is a Service Provider, the Shares shall vest as follows:

[                                 ]

RECIPIENT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF NETREIT, INC. (NOT BY REASON OF BEING HIRED OR THIS GRANT). RECIPIENT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND

THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH RECIPIENT’S RIGHT OR NETREIT, INC.’S RIGHT TO TERMINATE RECIPIENT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, IF OTHERWISE APPLICABLE.

Nothing herein shall restrict the rights of Recipient as a holder of NetREIT, Inc.’s common stock until such date, if any, as such Shares are canceled in accordance with Section 4 and this Section 5, on which date(s) such Shares shall no longer be issued and outstanding.

5.        Lock-Up Period.   Recipient hereby agrees that, if so requested by NetREIT, Inc. or any representative of underwriters (the “Managing Underwriter”) for the public offering of any common stock of NetREIT, Inc. which is registered under the Securities Act of 1933 (the “1933 Act”), Recipient shall not sell or otherwise transfer any of the Shares (or other securities of NetREIT, Inc. Recipient may then own) during the 180-day period following the effective date of a registration statement of NetREIT, Inc. filed under the 1933 Act (or such other period as may be requested in writing by the Managing Underwriter of the offering (the “Market Standoff Period”)). This restriction shall apply only to the first registration statement of NetREIT, Inc. to become effective under the 1933 Act that includes securities to be sold on behalf of NetREIT, Inc. to the public in an underwritten public offering under the 1933 Act. NetREIT, Inc. may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of the Market Standoff Period.

6.        Federal Tax Consequences.  Generally, when restricted stock vests, the Recipient will recognize ordinary income and NetREIT, Inc. will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. HOWEVER, THE TAX CONSEQUENCES OF THE GRANT MAY BE DIFFERENT FOR RECIPIENT AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE RECIPIENT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS GRANT OR DISPOSING OF THE SHARES TO CONFIRM THE TAX CONSEQUENCE THEREOF.

7.        Representations and Warranties of Recipient.  Recipient represents and warrants to NetREIT, Inc. that Recipient has:

(a)        been furnished with all information Recipient deems necessary to evaluate the merits and risks of the purchase of the Shares;

(b)        had the opportunity to ask questions concerning the Shares and NetREIT, Inc. and all questions posed have been answered to Recipient’s satisfaction;

(c)        been given the opportunity to obtain any additional information Recipient deems necessary to verify the accuracy of any information obtained concerning the Shares and NetREIT, Inc.;

(d)        the knowledge and experience in financial and business matters that Recipient is able to evaluate the merits and risks of accepting the Shares and to make an informed decision to invest in the Shares; and

(e)        is receiving the Shares for Recipient’s own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

8.        Shares Not Registered.  Recipient acknowledges that:

(a)        Shares Illiquid.  Because the Shares have not been registered under federal or state securities laws, Recipient must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

(b)        Legend on Share Certificate.  Each share certificate issued under this Agreement shall bear a legend in substantially the same form as the following, modified to the extent necessary to reflect the vested status of the Shares represented.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. IN ADDITION TO THE VESTING RESTRICTIONS SET FORTH IN THIS RESTRICTED STOCK AGREEMENT, THE SHARES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE 1933 ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO NETREIT, INC., REGISTRATION OR QUALIFICATION UNDER THE 1933 ACT OR THE LAWS OF ANY STATE IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

9.        Covenants of Recipient.  Recipient covenants and agrees he or she may in no event sell or distribute or otherwise dispose of all or any part of the Shares unless:

(a)        The Shares are fully vested; and

(b)        There is an effective registration statement under applicable federal and state securities laws covering the sale of the Shares; or

(c)        NetREIT, Inc. receives an opinion of Recipient’s legal counsel (concurred in by NetREIT, Inc.’s legal counsel) stating that such transaction is exempt from registration or NetREIT, Inc. otherwise satisfies itself that such transaction is exempt from registration.

10.      Provisions of General Application.

(a)        Entire Agreement.  This Agreement constitutes the entire agreement of NetREIT, Inc. and Recipient regarding the subject matter of this Agreement and supersedes any prior undertakings and agreements between NetREIT, Inc. and Recipient regarding the subject matter of this Agreement, and may not be modified adversely to Recipient’s interest except by means of a writing signed by NetREIT, Inc. and Recipient.

  (b)        Governing Law.  This agreement is governed by the internal substantive laws but not the choice of law rules of California.

  (c)        Notices.  Any notice required or permitted under this Agreement shall be made as follows:

(i)        If to NetREIT, Inc., at NetREIT, Inc.’s business offices during normal business hours.

(ii)        If to Recipient, at Recipient’s last known address in NetREIT, Inc.’s records. Recipient shall notify NetREIT, Inc. upon any change in such residence address.

11.        Acceptance by Recipient.  Recipient hereby accepts:

  (a)        The restricted Shares subject to all of the terms and provisions of this Agreement; and

  (b)        As binding, conclusive and final all decisions or interpretations of the Plan Administrator upon any questions arising under the Plan or this Agreement.

Recipient:	NetREIT, Inc.:

NetREIT, Inc., a Maryland corporation

By:
Name: Jack K. Heilbron
Title: President

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